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                                                                    EXHIBIT 10.2

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of August 25, 2003, among Monitronics International, Inc., a Texas corporation (the "Borrower"), each of the subsidiaries of the Borrower from time to time party hereto (each such subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors"; the Guarantors and the Borrower are referred to herein individually as a "Grantor" and collectively as the "Grantors") and Fleet National Bank, as Administrative Agent for the Lenders from time to time party to the credit agreement referred to below (in such capacity, the "Administrative Agent").

     Reference is made to the Credit Agreement, dated August 25, 2003 (as the same may be amended, restated, supplemented and/or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and Bank of America, N.A., as syndication agent.

     The Lenders have agreed to make Loans to, and otherwise extend credit on behalf of, the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of each Loan Party under the Loan Documents. The obligations of the Lenders to make Loans and otherwise extend credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations.

     Accordingly, the Grantors and the Administrative Agent hereby agree as follows:

     1.   Definitions

          (a) Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          (b) As used herein, the following terms shall have the following meanings:

          "Account Debtor": as defined in the NYUCC.

          "Accounts": as defined in the NYUCC.

          "Accounts Receivable": all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

          "Chattel Paper": as defined in the NYUCC.

          "Collateral": with respect to any Grantor, all personal property and fixtures of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof, including, without limitation, all (i) Accounts Receivable, (ii) Equipment, (iii) General Intangibles, (iv) Inventory, (v) Instruments, (vi) Pledged Debt, (vii) Pledged Equity owned by Grantor, (viii) Documents, (ix) Chattel Paper (whether tangible or

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electronic), (x) Deposit Accounts, (xi) Letter of Credit Rights (whether or not the letter of credit is evidenced in writing), (xii) Commercial Tort Claims,
(xiii) Intellectual Property, (xiv) Supporting Obligations, (xv) Investment Property, (xvi) any other contract rights or rights to the payment of money,
(xvii) insurance claims and proceeds, (xviii) tort claims and (xix) unless otherwise agreed upon in writing by such Grantor and the Administrative Agent, other property owned or held by or on behalf of such Grantor that may be delivered to and held by the Administrative Agent pursuant to the terms hereof. Notwithstanding anything to the contrary in any Loan Document, for purposes hereof, the term "Collateral" shall not include (i) any right under any General Intangible or Intellectual Property if the granting of a security interest therein or an assignment thereof would violate any enforceable provision of such General Intangible, Intellectual Property or applicable Laws, (ii) any Commercial Tort Claim not existing on the date of this Agreement and (iii) any Lien which is permitted by section 8.2(d) of the Credit Agreement to the extent that the documentation providing for such Lien prohibits granting a Lien in such property to the Administrative Agent.

          "Commercial Tort Claims": as defined in the NYUCC.

          "Copyright License": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "Copyrights": all of the following now owned or hereafter acquired by any Grantor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III to the Perfection Certificate.

          "Deposit Accounts": as defined in the NYUCC.

          "Documents": as defined in the NYUCC.

          "Equipment": as defined in the NYUCC, and shall include, without limitation, all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

          "Equity Interests": with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise, (iv) any other firm, association, trust,

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business enterprise or other entity that is similar to any other Person listed in clauses (i), (ii) and (iii), and this clause (iv), of this definition, any equity interest therein or any other interest therein that entitles the holder thereof to share in the net assets, revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof and (v) all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.

          "General Intangibles": as defined in the NYUCC, and shall include, without limitation, all corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, interest rate protection agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable or payment by the relevant obligor of any of the Pledged Debt, in each case, whether now existing or owned or hereafter arising or acquired by any Grantor.

          "Instruments": as defined in the NYUCC.

          "Intellectual Property": all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including, without limitation, inventions, designs, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, customer lists, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "Inventory": as defined in the NYUCC, and shall include, without limitation, all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

          "Investment Property": as defined in the NYUCC.

          "Letter of Credit Rights": as defined in the NYUCC.

          "License": any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including, without limitation, those listed on Schedule III to the Perfection Certificate.

          "NYUCC": the UCC as in effect from time to time in the State of New York.

          "Obligations": (i) the due and punctual payment of (x) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon

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one or more dates set for prepayment or otherwise, and (y) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower or any Guarantor to any Credit Party, or that are otherwise payable to any Credit Party under the Credit Agreement and/or the other Loan Documents, in each case, together with any renewals, increases, refinancings and extensions thereof, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower or any Guarantor under or pursuant to the Credit Agreement and the other Loan Documents and (iii) unless otherwise agreed upon in writing by the Lenders, all obligations of the Borrower, monetary or otherwise, under each Hedging Agreement entered into with any Lender (or an Affiliate thereof) as a counterparty.

          "Patent License": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

          "Patents": all of the following now owned or hereafter acquired by any
Grantor: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III to the Perfection Certificate, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use or sell the inventions disclosed or claimed therein.

          "Perfection Certificate" means a certificate substantially in the form of Annex 1, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an authorized officer of the Borrower.

          "Pledged Debt" means all right, title and interest of any Grantor to the payment of any loan, advance or other debt of every kind and nature (other than Accounts Receivable and General Intangibles), whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future.

          "Pledged Equity" means, with respect to the Borrower, all right, title and interest in the Borrower's Capital Stock from time to time pledged to the Administrative Agent, for the benefit of the Credit Parties in accordance with the Credit Agreement and the other Security Documents, and with respect to any Grantor, all right, title and interest of such Grantor in any of its Capital Stock, whether now or hereafter acquired or arising in the future.

          "Pledged Securities" means the Pledged Debt, the Pledged Equity and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering,

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evidencing, representing or relating to any of the foregoing, in each case whether now existing or owned or hereafter arising or acquired.

          "Proceeds": as defined in the NYUCC, and shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, including (i) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) past, present or future infringement or dilution of any Intellectual Property now or hereafter owned by any Grantor, or licensed under any license, (ii) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Securities and (iii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

          "Secured Parties": collectively, the Credit Parties, and their respective successors and assigns.

          "Security Interest": as defined in Section 2(a).

          "Supporting Obligations": as defined in the NYUCC.

          "Trademark License": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "Trademarks": all of the following now owned or hereafter acquired by any Grantor: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III to the Perfection Certificate, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

          "UCC": with respect to any jurisdiction, the Uniform Commercial Code as in effect from time to time in such jurisdiction.

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          (c)  The principles of construction specified in Section 1.3 of the
Credit Agreement shall be applicable to this Security Agreement.

     2.   Grant of Security Interest; No Assumption of Liability

          (a) As security for the payment or performance, as applicable, in full of the Obligations, each of the Grantors hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties, a security interest in, all of the right, title and interest of such Grantor in, to and under the Collateral (the "Security Interest"). Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any UCC jurisdiction one or more financing statements and any amendments, continuations, assignments or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each of the Grantors, without the signature of any Grantor, and naming any Grantor or the Grantors, as applicable, as debtors and the Administrative Agent, for the ratable benefit of the Secured Parties, as secured party. Each Grantor hereby ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Without limiting the foregoing, the Administrative Agent is hereby authorized to make recordation filings with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office or any similar office in any other country), including, but not limited to, the filing in substantially the form of Annex 2, each such filing shall be duly executed and delivered, as applicable, by each Grantor.

          (b) The Security Interest is granted as security only and shall not subject the any Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

     3.   Delivery of the Collateral

          Each of the Grantors agrees promptly to deliver or cause to be delivered to the Administrative Agent any and all notes, chattel paper, instruments, and certificates evidencing any of the Pledged Securities (in excess of $10,000 for any note evidencing Indebtedness or any chattel paper and $200,000 in the aggregate) that become payable under or in connection with any Collateral, owned or held by or on behalf of such Grantor, in each case accompanied by stock powers duly executed in blank or other instruments of transfer or assignment satisfactory to the Administrative Agent and such other instruments and documents as the Administrative Agent may reasonably request duly executed by such Grantor.

     4.   Representations and Warranties

          Each of the Grantors, severally for itself represents and warrants to the Secured Parties that:

          (a) Such Grantor has good and valid rights in and title to the Collateral provided or to be provided by such Grantor and has full power and authority to grant to the Administrative Agent for the ratable benefit of the Secured Parties the Security Interest in the

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Collateral provided or to be provided by such Grantor pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

          (b) The Perfection Certificate, to the extent it relates to such Grantor or any of its Property, has been duly prepared, completed and executed and the information set forth therein is correct and complete.

          (c) The Security Interest constitutes (i) a legal and valid Lien on and security interest in all of the Collateral securing the payment and performance of the Obligations, (ii) subject to (A) filing Uniform Commercial Code financing statements, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of such Grantor (including, without limitation, a counterpart or copy of this Security Agreement) in each applicable governmental, municipal or other office and (B) the delivery to the Lender of any instruments or certificated securities included in such Collateral, a perfected security interest in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the Administrative Agent's taking possession, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions and (iii) subject to the receipt and recording of this Agreement or other appropriate instruments or certificates with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, a security interest that shall be perfected in all Collateral consisting of Intellectual Property in which a security interest may be perfected by a filing or recordation with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

          (d) The Security Interest is and shall be prior to any other Lien on any of the Collateral owned or held by or on behalf of such Grantor other than Liens expressly permitted pursuant to the Credit Agreement. The Collateral owned or held by or on behalf of such Grantor is so owned or held by it free and clear of any Lien, except for Permitted Liens.

          (e) With respect to each Account Receivable: (i) no transaction giving rise to such Account Receivable violated or will violate any applicable federal, state or local law, rule or ordinance, the violation of which could reasonably be expected to have a Material Adverse effect, (ii) each such Account Receivable is not subject to terms prohibiting the assignment thereof or requiring notice or consent to such assignment, except for notices and consents that have been obtained and (iii) each such Account Receivable represents a bona fide transaction which requires no further act (other than continued performance by such Grantor under the relevant contract) on such Grantor's part to make such Account Receivable payable by the account debtor with respect thereto, and, to the Grantor's knowledge, such Account Receivable is not subject to any offsets, deductions or counterclaims which individually or in the aggregate could reasonably be expected to have a Material Adverse effect and does not represent any consignment sales, guaranteed sale, sale or return or other similar understanding or any obligation of any Affiliate of such Grantor.

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          (f)  With respect to all Inventory: (i) such Inventory is located on the premises set forth in the Perfection Certificate, or is Inventory in transit for sale in the ordinary course of business, and (ii) no such Inventory is on consignment or is now stored or shall be stored any time after the Effective Date with a bailee, warehouseman or similar Person.

     5.   Covenants

          (a) Each of the Grantors shall provide the Administrative Agent with not less than 30 Business Days prior written notice of any change (i) in its legal name, (ii) in its jurisdiction of organization or formation, (iii) in the location of its chief executive office or principal place of business, (iv) in its identity or legal or organizational structure or (v) in its organization identification number or its Federal Taxpayer Identification Number and shall execute and deliver to the Administrative Agent such instruments, agreements and documents as the Administrative Agent shall reasonably request so that the Administrative Agent may make all filings under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Permitted Liens). Each Grantor shall promptly notify the Administrative Agent if any material portion of the Collateral owned or held by or on behalf of such Grantor is damaged or destroyed.

          (b) Each of the Grantors shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail satisfactory to the Administrative Agent showing the identity and amount of any and all such Collateral.

          (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 7.1(a) of the Credit Agreement, the Borrower shall deliver to the Administrative Agent a certificate executed by a Financial Officer of the Borrower setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this paragraph.

          (d) Each of the Grantors shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all persons and to defend the Security Interest of the Administrative Agent in such Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Documents.

          (e) Each of the Grantors shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby,

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including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

          (f) Each of the Grantors shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and such Grantor shall, jointly with the other Grantors and severally, indemnify and hold harmless the Secured Parties from and against any and all liability for such performance.

          (g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or shall grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for the Security Interest and Permitted Liens, no Grantor shall make or permit to be made any transfer of such Collateral, and each Grantor shall remain at all times in possession of such Collateral and shall remain the direct owner, beneficially and of record, of the Pledged Equity included in such Collateral, except that prior to the occurrence and during the continuance of an Event of Default, the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold such Inventory subject to the Security Interest and the instructions of the Administrative Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

          (h) None of the Grantors will, without the Administrative Agent's prior written consent, grant any extension of the time of payment of any Accounts Receivable or any of the Pledged Debt, compromise, compound or settle the same for less than the full amount thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

          (i) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 7.6 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or

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liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

          (j) After the occurrence of an Event of Default and during the continuance, upon request of the Administrative Agent, each Grantor shall legend its Accounts Receivable, its Pledged Debt and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that the Administrative Agent has a security interest therein for the ratable benefit of the Secured Parties.

          (k) Each Grantor shall: (i) not (and shall cause each of its licensees not to) do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public; (ii) (and shall cause each of its licensees to) continue to mark any products covered by a Patent material to the conduct of such Grantor's business with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws; (iii) for each Trademark material to the conduct of such Grantor's business, (A) maintain (and shall cause each of its licensees to maintain) such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain (and shall cause each of its licensees to maintain) the quality of products and services offered under such Trademark, (C) display (and shall cause each of its licensees to display) such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any third party's valid and legal rights; (iv) for each work covered by a Copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws; (v) notify the Administrative Agent promptly if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same; (vi) promptly inform the Administrative Agent in the event that it shall, either itself or through any agent, employee, licensee or designee, file an application for any Intellectual Property (or for the registration of any Trademark or copyright) in each case material to its business, with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, and, upon request of the Administrative Agent, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Administrative Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; and (vii) take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, which infringement, misappropriation or dilution could reasonably be expected to have a Material Adverse effect, such Grantor promptly shall notify the Administrative Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral. Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Administrative Agent or its designee.

     6.   Certain Rights as to the Collateral; Attorney-In-Fact

          (a) Except as otherwise provided in the Credit Agreement, so long as no Event of Default shall have occurred and be continuing:

               (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement and the other Loan Documents, provided, that such Grantor shall not exercise or refrain from exercising any such right without the prior written consent of the Administrative Agent if such action or inaction would have a material adverse effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Secured Parties hereunder.

               (ii) Subject to the terms, covenants and conditions of the Credit Agreement, each Grantor shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Collateral to the extent not prohibited by this Security Agreement or the other Loan Documents, provided, that any and all (A) dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments (other than checks in payment of cash dividends) and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall, if required by the terms, covenants or conditions of the Credit Agreement (i) be delivered to the Administrative Agent to be held as Collateral or (ii) if received by such Grantor, be received in trust for the benefit of the Administrative Agent and the other Secured Parties, be segregated from the other Property of such Grantor, and be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement or assignment).

               (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the Grantors, at the Grantors' expense, all such proxies and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments, or other distributions which it is authorized to receive and retain pursuant to clause (ii) above.

          (b)  Upon the occurrence and during the continuance of an Event of
Default:

               (i) All rights of each Grantor to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to such Grantor by the Administrative Agent, cease and (B) receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent for the ratable benefit of the Secured Parties, which shall thereupon have the right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, principal or interest payments and distributions.

               (ii) All dividends, principal and interest payments and other distributions which are received by any Grantor contrary to the provisions of
Section 6(b)(i) shall be received in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

          (c) In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Administrative Agent, the Grantors shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Administrative Agent without the necessity of any indemnity bond or other security other than the Secured Parties' agreement or indemnity therefor customary for security agreements similar to this Security Agreement.

          (d) Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time at any time when an Event of Default exists, in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

               (i) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, and to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection therewith,

               (ii) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent or any of the other Secured Parties with respect to any of the Collateral, and

               (iii) to receive, indorse and collect all instruments made payable to such Grantor representing any dividend, principal payment, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The powers granted to the Administrative Agent under this Section constitute a power coupled with an interest which shall be irrevocable by such Grantor and shall survive until all of the Obligations have been indefeasibly paid in full in cash and all commitments to lend in respect of the Obligations have been terminated.

          (e) If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantors under Section 9.

          (f) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

     7.   Remedies upon Default

          (a) Upon the occurrence and during the continuance of an Event of Default, each of the Grantors shall deliver each item of Collateral to the Administrative Agent on demand, and the Administrative Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to any other rights and remedies, the rights and remedies of a secured party under the NYUCC or the UCC of any jurisdiction in which the Collateral is located, including, without limitation, the right, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral (and for that purpose the Administrative Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom) and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each of the Grantors agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each of the Grantors hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          (b) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent shall give to the Borrower at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that ten Business Days prior written notice of such sale or sales shall be reasonable notice. Each Grantor hereby waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Parties' rights hereunder, including, without limitation, the right of the Administrative Agent following an Event of Default to take immediate possession of the Collateral and to exercise the Secured Parties' rights with respect thereto.

          (c) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall reasonably determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) such Secured Party shall be free to carry out such sale pursuant to such agreement and (iii) none of the Grantors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after such Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full in cash and all commitments to lend in respect of the Obligations terminated. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          (d) Any sale pursuant to the provisions of this Section 7 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610 of the NYUCC or the UCC of any other jurisdiction in which Collateral is located or any other requirement of applicable law. Without limiting the foregoing, each Grantor agrees and acknowledges that, to the extent that applicable law imposes duties on the Administrative Agent and the other Secured Parties to exercise remedies in a commercially reasonable manner, it shall be commercially reasonable for the Secured Parties to do any or all of the following: (i) fail to incur expenses deemed significant by the Secured Parties to prepare Collateral for disposition or otherwise to complete raw materials or work in process into finished goods or other finished products for disposition;
(ii) fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove Liens on any Collateral, (iv) exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (vii) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) dispose of Collateral utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have reasonable capability of doing so, or that match buyers and sellers of assets, (ix) disclaim dispositions of warranties, (x) purchase (or fail to purchase) insurance or credit enhancements to insure the Secured Parties against risk of loss, collection or disposition of Collateral or to provide to the Secured Parties a guaranteed return from the collection or disposition of Collateral, or (xi) to the extent deemed appropriate by the Administrative Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Nothing in this Section 7 shall be construed to grant any rights to the Grantors or to impose any duties on the Secured Parties that would not have been granted or imposed by this Security Agreement or applicable law in the absence of this
Section 7 and the parties hereto acknowledge that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent and the other Secured Parties would be deemed commercially reasonable in the exercise by the Secured Parties of remedies against the Collateral and that other actions or omissions by the Administrative Agent or any other Secured Party shall not be deemed commercially unreasonable solely on account of not being set forth in this Section 7.

          (e) For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section, each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of licensed Intellectual Property not owned by such Grantor, so long as such right to use, license or sub-license does not cause a termination or breach of such licensed Intellectual Property, now held or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Each Grantor shall use reasonable efforts to obtain the Administrative Agent's right to use, license or sub-license the licensed Intellectual Property contemplated in the preceding sentence. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Administrative Agent shall be applied in accordance with Section 8.

          (f) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS OF THIS SECTION AND WITHOUT DEROGATING FROM ANY RIGHT, REMEDY OR OTHER PROVISION CONTAINED IN THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, AT ANY TIME FROM AND AFTER SIXTY (60) DAYS AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER SECTIONS 9.1(a) OR 9.1(b) OF THE CREDIT AGREEMENT, THE ADMINISTRATIVE AGENT SHALL HAVE THE RIGHT TO APPLY FOR AND HAVE A RECEIVER APPOINTED BY A COURT OF COMPETENT JURISDICTION IN ANY ACTION TAKEN BY THE ADMINISTRATIVE AGENT TO ENFORCE THE SECURED PARTIES' RIGHTS AND REMEDIES HEREUNDER IN ORDER TO MANAGE, PROTECT AND PRESERVE THE COLLATERAL AND CONTINUE THE OPERATION OF THE BUSINESS OF THE BORROWER, OR TO SELL OR DISPOSE OF THE COLLATERAL, AND TO COLLECT ALL REVENUES AND PROFITS THEREOF AND APPLY THE SAME TO THE PAYMENT OF ALL EXPENSES AND OTHER CHARGES OF SUCH RECEIVERSHIP, INCLUDING THE COMPENSATION OF THE RECEIVER, SAID EXPENSES TO CONSTITUTE PART OF THE OBLIGATIONS, AND TO THE PAYMENT OF THE OBLIGATIONS AS AFORESAID.

     8.   Application of Proceeds of Sale

          The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, first, to the payment of all costs and expenses incurred by the Secured Parties in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of their respective agents and legal counsel, the repayment of all advances made by the Secured Parties hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, to the payment of fees owing to the Secured Parties and all accrued unpaid interest on the principal amount of the Obligations, third, to the payment of the principal amount of the Obligations (including any termination payment under any Hedging Agreement constituting an Obligation) in accordance with the terms of the Credit Agreement, and fourth, to the Grantors, their respective successors or assigns, or as a court of competent jurisdiction may otherwise direct. The Secured Parties shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

     9.   Reimbursement of the Secured Parties

          (a) Each of the Grantors shall, jointly with the other Grantors and severally, pay upon demand to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of counsel and of any experts or agents, that any Secured Party may incur as provided in the Credit Agreement.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors shall, jointly with the other Grantors and severally, indemnify each Secured Party and its directors, officers, employees, advisors, agents, successors and assigns (each an "Indemnitees") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery by such Grantor of this Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by such Grantor of its obligations under this Security Agreement or any of the other Loan Documents and the other transactions contemplated hereby or thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the termination of any commitment to lend in respect of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of any of the Secured Parties. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the rate specified in Section 3.1(b) of the Credit Agreement.

     10.  Waivers; Amendment

          (a) No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

          (b) The Grantors hereby waive presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Parties' rights hereunder or in connection with any Obligations or any Collateral; consent to and waive notice of the granting of renewals, extensions of time for payment or other indulgences to the Grantors or to any account debtor in respect of any Account Receivable, or substitution, release or surrender of any Collateral, the addition or release of persons primarily or secondarily liable on any Obligation or on any Account Receivable or other Collateral, the acceptance of partial payments on any Obligation or on any Account Receivable or other Collateral and/or the settlement or compromise thereof. The Grantors also hereby waive any rights and/or defenses the Grantors may have under any anti-deficiency laws or other laws limiting, qualifying or discharging the Obligations and/or the Secured Parties' remedies against the Grantors. The Grantors' waivers under this section have been made voluntarily, intelligently and knowingly and after the Grantors have been apprised and counseled by their attorneys as to the nature thereof and their possible alternative rights. The Secured Parties shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, the Grantors hereby agree that they will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Parties' rights under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that they lawfully may, the Grantors hereby irrevocably waive the benefits of all such laws.

          (c) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Administrative Agent and the other parties hereto with respect to which such waiver, amendment or modification is to apply and except in accordance with the requirements of the Credit Agreement.

     11.  Securities Laws

          In view of the position of the Grantors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal securities laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each of the Grantors understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Secured Parties if the Secured Parties were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Parties in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each of the Grantors recognizes that in light of such restrictions and limitations, the Administrative Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Grantors acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. Each of the Grantors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

     12.  Security Interest Absolute

          All rights of the Administrative Agent and the other Secured Parties hereunder, the Security Interest and all obligations of each of the Grantors hereunder shall be absolute and unconditional, and to the extent such Grantor is a surety of any other Grantor, irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release, subordination or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the

Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Security Agreement or any other Loan Document other than the indefeasible payment of the Obligations in full in cash and termination of all commitments to lend in respect of the Obligations.

     13.  Notices

          All communications and notices hereunder shall be in writing and given as provided in Section 11.2 of the Credit Agreement. All communications and notices hereunder to the Borrower shall be given to it at the address for notices set forth in such Section, and all communications and notices hereunder to any other Grantor shall be given to it at the address for notices set forth on Schedule I.

     14.  Binding Effect; Several Agreement; Assignments

          Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties (as third party beneficiaries) and their respective successors and assigns, except that none of the Grantors shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Security Agreement or the other Loan Documents. This Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

     15.  Survival of Agreement; Severability

          (a) All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of any Loan Documents and the making of any Loan or other extension of credit, regardless of any investigation made by the Secured Parties or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until all of the Obligations have been indefeasibly paid in full in cash and all commitments to lend in respect of the Obligations have been terminated.

          (b) In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          (c) This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any of the Secured Parties in respect of the Collateral is rescinded or must otherwise be restored or returned by such Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Grantors or any other Person from time to time liable in respect of the Obligations, or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any of the Grantors or any such other Person or any substantial part of its or their properties, or otherwise, all as though such payments had not been made.

          (d) Upon the payment in full of the Obligations and the termination of the Commitments, the Administrative Agent, upon the request, and at the expense, of the Borrower, shall execute and deliver all such documentation necessary to release the liens created pursuant to this Agreement. In addition, in connection with any disposition permitted by the terms of the Credit Agreement, (i) the Collateral that is the subject of such disposition shall, if the conditions regarding such disposition contained in the Credit Agreement are satisfied, be deemed automatically released from the lien created by this Agreement and (ii) the Administrative Agent, upon the request, and at the expense, of the Borrower, shall execute and deliver all such documentation necessary to release the liens created pursuant to this Agreement in such Collateral.

     16.  GOVERNING LAW

          THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

     17.  Counterparts

          This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Section 14), and shall become effective as provided in Section 14. Delivery of an executed counterpart of this Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

     18.  Headings

          Section headings used herein are for convenience of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

     19.  Jurisdiction

          (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Security Agreement or the other Loan Documents in the courts of any jurisdiction.

          (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     20.  WAIVER OF JURY TRIAL

          EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     21.  Additional Grantors

          Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of an instrument in the form of Annex 3, such Subsidiary shall become a

Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each of the Grantors hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

     22.  Specific Performance

          The Grantors stipulate that the Secured Parties' remedies at law, in the event of any demand, or Default or Event of Default by the Grantors in the performance of or compliance with any of the terms and provisions of this Security Agreement on their part to be observed or performed, are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement or provision contained herein or by an injunction against a violation of any of the terms of provisions hereof or otherwise.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.


                                        MONITRONICS INTERNATIONAL, INC.


                                        By: /s/ Michael Meyers
                                            -----------------------------------
                                            Name: Michael Meyers
                                            Title: Vice President and CFO


FLEET NATIONAL BANK, as
Administrative Agent


By: /s/ John F. Lynch
    ------------------------------
    Name: John F. Lynch
    Title: Senior Vice President

                        SCHEDULE I TO SECURITY AGREEMENT

                                    GRANTORS

              Grantor                              Address for Notices

____________________________________  __________________________________________
                                      __________________________________________
                                      __________________________________________
                                      With a copy to:
                                      __________________________________________
                                      __________________________________________
                                      __________________________________________

____________________________________  __________________________________________
                                      __________________________________________
                                      __________________________________________

                                      With a copy to:
                                      __________________________________________
                                      __________________________________________
                                      __________________________________________

____________________________________  __________________________________________
                                      __________________________________________
                                      __________________________________________

                                      With a copy to:
                                      __________________________________________
                                      __________________________________________
                                      __________________________________________

                          ANNEX 1 TO SECURITY AGREEMENT

                         FORM OF PERFECTION CERTIFICATE

     Reference is made to the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") to be entered into by and among MONITRONICS INTERNATIONAL, INC., as Borrower, the Lenders from time to time party thereto, FLEET NATIONAL BANK, as Administrative Agent for each of the Credit Parties thereto, and BANK OF AMERICA, N.A., as Syndication Agent for the Credit Parties thereto.

     The undersigned, a duly authorized officer of the Borrower, hereby certifies to the Administrative Agent, the Syndication Agent and the Lenders as follows:

1.   The Borrower is the following type of entity:

2.   The Borrower's federal employer identification number is:

3.   The Borrower's state of formation or organization is:

4. According to its organizational documents (copies of which are attached hereto as Schedule I), the complete legal name of the Borrower is:

5. According to its organizational documents, the organizational identification number of the Borrower is:

6. Attached hereto as Schedule II is the information required in items 1 through 5 above for any other business or organization to which the Borrower became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

7. The Borrower is affiliated with, or has ownership or equity interests in, the following entities (including subsidiaries):

      Name of Entity        Relationship to Borrower       Ownership Percentage
      --------------        ------------------------       --------------------

8. Following is a list and brief description of all real property owned or leased by the Borrower, including all properties at which the Borrower conducts business or maintains books and records or inventory (an asterisk indicates property owned by the Borrower):

      Street Address        County        City or Town      State       Zip Code
      --------------        ------        ------------      -----       --------


9. Following is a brief description of each arrangement pursuant to which any third party (such as an off-site storage facility, consignee, warehouseman or purchaser of chattel paper) is or will be in possession of any of the Borrower's instruments, inventory, chattel paper or equipment:

      Name and Address of Third Party                Description of Arrangement
      -------------------------------                --------------------------


10. Following is a list and brief description of each deposit account maintained by the Borrower:

      Name of Depository Institution       Description of Account   Account No.
      ------------------------------       ----------------------   -----------


11. Following is a list and brief description of all third-party loans, advances or other indebtedness to the Borrower, other than indebtedness incurred in the ordinary course of business:

      Name of Obligee                      Description of Indebtedness
      ---------------                      ---------------------------


12. Following is a list and brief description of all investment property owned by the Borrower (other than the ownership interests described in item 6 above):

      Name of Issuer            Description of Property          Certificate No.
      --------------            -----------------------          ---------------


13. Following is the information required by (S)9-502(b) of the Uniform Commercial Code as currently in effect in the State of New York (the "UCC") of each state in which any of the assets or properties of the Borrower consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded:

      Address                                  County                  State
      -------                                  ------                  -----

14. At the present time, there are no delinquent taxes due in respect of the Borrower's operations, properties or assets, except as follows (explain):


15. Neither the Borrower, nor any of its subsidiaries or any of their respective affiliates, have ever been involved in a bankruptcy or reorganization or similar proceeding except (explain):


16. Attached hereto as Schedule III is a correct and complete list of each patent, copyright, trademark, service mark, and each application and license therefor, owned by or on behalf of the Borrower.

17.  Miscellaneous.

     (a) Terms used herein that are defined in the UCC shall have the meanings ascribed to them in the UCC.

     (b) The Borrower will provide the Administrative Agent, the Syndication Agent and the Lenders prompt written notice of any change or amendment with respect to any information provided herein.

     (c) This Perfection Certificate is a "Loan Document" for purposes of the Credit Agreement.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has duly executed this Perfection Certificate on _______________, 2003.


                                        MONITRONICS INTERNATIONAL, INC.


                                        By:______________________________
                                           Name:
                                           Title:

                                   Schedule I

                            Organizational Documents

Attached

                                   Schedule II

                   Mergers, Consolidation, Acquisitions, Etc.

                                  Schedule III

                              Intellectual Property

(i)  Patents:

     (a)  Patents Issued

--------------------------------------------------------------------------------

      Patent No.          Issue Date         Inventor(s)           Title
      ----------          ----------         -----------           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (b)  Patents Pending

--------------------------------------------------------------------------------

      Serial No.          Filing Date         Inventor(s)           Title
      ----------          -----------         -----------           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(ii) Copyrights:

     (a)  Registered

--------------------------------------------------------------------------------
        Title           Author(s)         Copyright No.        Registration Date
        -----           ---------         -------------        -----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (b)  Unregistered

--------------------------------------------------------------------------------
                Title                               Author(s)
                -----                               ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(iii) Trademarks and Service Marks:

      (a) Registrations

--------------------------------------------------------------------------------
     Trademark or Service Mark       Registration Date        Registration No.
     -------------------------       -----------------        ---------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      (b) Pending Applications

--------------------------------------------------------------------------------
     Trademark or Service Mark          Filing Date           Registration No.
     -------------------------          -----------           ---------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(iv)  Licenses:

                          ANNEX 2 TO SECURITY AGREEMENT

                           FORM OF COLLATERAL PATENT,
                   TRADEMARK, COPYRIGHT AND LICENSE ASSIGNMENT

     COLLATERAL PATENT, TRADEMARK, COPYRIGHT AND LICENSE ASSIGNMENT, dated as of August __, 2003, among Monitronics International, Inc., a Texas corporation (the "Assignor"), to Fleet National Bank, as Administrative Agent for the Lenders from time to time party to the credit agreement referred to below (in such capacity, the "Assignee").

                              W I T N E S S E T H:

     WHEREAS, the Assignor, the Assignee, Bank of America, N.A., as syndication agent, and the Lenders from time to time party thereto have entered into a Credit Agreement dated as of August __, 2003 (as amended, modified, supplemented and/or extended from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Credit Agreement); and

     WHEREAS, it is a condition to the effectiveness of the Credit Agreement that, among other things, Assignor execute and deliver to the Assignee this Agreement.

     NOW, THEREFORE, in consideration of the willingness of the Lenders to enter into the Credit Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loans to the Assignor pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

     1. Incorporation of Loan Documents. The Loan Documents and the terms and provisions therein are hereby incorporated herein in their entirety by this reference thereto.

     2. Collateral Assignment of Patents, Trademarks, Copyrights and Licenses. To secure the complete and timely satisfaction of all of the obligations of Assignor to the Assignee under the Credit Agreement, the Notes and all other documents, instruments and agreements delivered by Assignor in connection therewith (collectively, the "Obligations"), the Assignor hereby mortgages, pledges and assigns to the Assignee, for and on behalf of the Lenders, as and by way of a mortgage and security interest having priority over all other security interests, with power of sale upon the occurrence of an Event of Default, and grants the Assignee, for and on behalf of the Lenders, a security interest in, all of Assignor's right, title and interest in and to all of the following, whether now existing or hereafter arising:

          (i) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents and patent applications listed on Schedule A attached hereto and made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a) through (d), inclusive, in which Assignor now or hereafter has any right, title or interest are sometimes hereinafter individually and/or collectively referred to as the "Patents");

          (ii) all service marks, trademarks, trademark or service mark registrations, trademark or service mark applications, trade names, copyrights, copyright registrations and copyright applications including, without limitation, the trademarks, service marks, copyrights and applications listed on Schedule B attached hereto and made a part hereof, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing service marks, trademarks, registrations, applications and trade names, together with the items described in clauses (a) through (d), inclusive, with respect thereto in which Assignor now or hereafter has any right, title or interest are sometimes hereinafter individually and/or collectively referred to as the "Marks" and all of the foregoing copyrights, copyright registrations and copyright applications, together with the items described in clauses (a) through (d), inclusive, in which Assignor now or hereafter has any right, title or interest are sometimes hereinafter individually and/or collectively referred to as the "Copyrights");

          (iii) all Assignor's rights and obligations pursuant to its license agreements with any other Person or Persons with respect to any Patents, Marks and Copyrights, whether Assignor is a licensor or licensee under any such license agreements, including, without limitation, the licenses listed on Schedule C attached hereto and made a part hereof, and, subject to the terms of such licenses, the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter owned by the Assignor and now or hereafter covered by such licenses (all of the foregoing is hereinafter referred to collectively as the "Licenses"); and

          (iv) the goodwill of Assignor's business connected with and symbolized by the Marks;

provided, however, that there shall be excluded from the foregoing collateral assignment and grant of a security interest any of the existing Licenses to which Assignor is a licensee (and any Patents, Marks and Copyrights currently licensed by others to Assignor pursuant to such Licenses), in each case to the extent (but only to the extent) that the applicable License lawfully prohibits such collateral assignment or grant of a security interest; provided further, however, that, upon the Assignee's request, Assignor will use its best efforts to obtain any consent needed to subject any such property to this collateral assignment and grant of a security interest.

     3. Restrictions on Future Agreements. Assignor agrees and covenants that, until the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, Assignor will not, without the Assignee's prior written consent, take any action or enter into any agreement, including, without limitation, entering into any license agreement, which is inconsistent with Assignor's obligations under this Agreement, and Assignor further agrees and covenants that without the Assignee's prior written consent it will not take any action, or permit any action to be taken by others subject to its control, including its licensees, or fail to take any action which would affect the validity or enforcement or nature of the rights transferred to the Assignee, for and on behalf of the Lenders under this Agreement. Assignor agrees and covenants not to sell or assign its interest in, or grant any license under, the Patents, Marks, Copyrights or Licenses without receiving the prior written consent of the Assignee thereto.

     4. Certain Covenants, Representations and Warranties of Assignor. Assignor covenants, represents and warrants (to the best of Assignor's knowledge with respect to any Patents, Marks and Copyrights which are licensed by third parties to Assignor) that: (i) the Patents, Marks, Copyrights and Licenses are subsisting, have not been adjudged invalid or unenforceable in whole or in part, and, to the best of Assignor's knowledge, are not currently being challenged in any way; (ii) none of the Patents, Marks, Copyrights and Licenses have lapsed or expired or have been abandoned, whether due to any failure to pay any maintenance or other fees or make any filing or otherwise; (iii) each of the Patents, Marks, Copyrights and Licenses is valid and enforceable, and Assignor is unaware of any invalidating prior act (including public uses and sales) relative to the Patents, and is unaware of any impairments to the Patents, Marks, Copyrights or Licenses which would have a material adverse effect on the validity and/or enforceability of the Patents, Marks, Copyrights or Licenses;
(iv) to the best of Assignor's knowledge, no claim has been made that the use of any of the Patents, Marks, Copyrights or Licenses constitutes an infringement;
(v) Assignor owns the entire right, title and interest in and to each of the Patents, Marks and Copyrights (other than those being licensed to Assignor pursuant to the Licenses), free and clear of any liens and encumbrances of every kind and nature, and the Licenses are valid and subsisting licenses with respect to the Patents, Marks, Copyrights described therein, free and clear of any liens and encumbrances of every kind and nature arising by, through or under Assignor, in each case except for (A) rights granted by Assignor pursuant to the applicable licenses listed on Schedule C, (B) liens and encumbrances in favor of the Assignee, for and on behalf of the Lenders, pursuant to this Agreement or the other Loan Documents, and (C) liens and encumbrances otherwise permitted under the Credit Agreement; (vi) the Patents, Marks and Copyrights and Licenses listed on Schedules A, B and C, respectively, constitute all such items in which Assignor has any right, title or interest; (vii) Assignor has the unqualified right to enter into this Agreement and perform its terms; (viii) Assignor will continue to use proper statutory notice in connection with its use of the Patents, Marks and Copyrights; and (ix) Assignor will use standards of quality in its manufacture of products sold under the Marks consistent with those currently employed by it.

     5. New Patents, Marks, Copyrights and Licenses. If, before the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, Assignor shall (i) obtain rights to any new patentable inventions, trademarks, service marks, trademark or service mark registrations, copyrights, copyright registrations, trade names or licenses, or (ii) become entitled to the benefit of any patent, trademark or service mark application, trademark, service mark, trademark or service mark registration, copyrights, copyright registrations, license or license renewal, or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Section 2 above shall automatically apply thereto, and Assignor shall give to the Assignee, for and on behalf of the Lenders, prompt written notice thereof. Assignor hereby authorizes the Assignee, for and on behalf of the Lenders, to modify this Agreement by noting any future acquired Patents, Marks or Copyrights on Schedule A or B and any Licenses and licensed Patents, Marks or Copyrights on Schedule C, as applicable; provided, however, that the failure of the Assignee to make any such notation shall not limit or affect the obligations of Assignor or rights of the Assignee hereunder.

     6. Royalties; Terms. Assignor hereby agrees that the use by the Assignee of all Patents, Marks, Copyrights and Licenses as described above shall be worldwide (or in the case of the Patents, Marks and Copyrights licensed to Assignor such smaller geographic location if any is specified for Assignor's use in the applicable License) and without any liability for royalties or other related charges from the Assignee to Assignor. The term of the assignments granted herein shall extend until the earlier of (i) the expiration of each of the respective Patents, Marks, Copyrights and Licenses assigned hereunder, or
(ii) satisfaction in full of the Obligations and termination of the Credit Agreement.

     7. Grant of License to the Assignor. Unless and until an Event of Default shall have occurred and notice given as provided in the following sentence, the Assignee hereby grants to Assignor (but only to the extent the same was lawfully granted to the Assignee by Assignor pursuant to this Agreement) the royalty-free, exclusive, nontransferable right and license for Assignor's own benefit and account and no other to use the Marks and all materials covered by the Copyrights, to exercise the Assignee's rights under the Licenses, and to make, have made, use and sell products conforming to the inventions disclosed and claimed in the Patents for Assignor's own benefit and account and for none other. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this Section 7 without the prior written consent of the Assignee, for and on behalf of the Lenders. From and after the occurrence of an Event of Default and notice to such effect from the Assignee to the Assignor, Assignor's license with respect to the Patents, Marks, Copyrights and Licenses as set forth in this Section 7 shall terminate forthwith.

     8. Right to Inspect. The Assignee, for and on behalf of the Lenders, shall have the right, at any time and from time to time, to inspect Assignor's premises, books, records and operations to the extent permitted under the Credit Agreement and the other Loan Documents.

     9. Termination of the Assignor's Security Interest. This Agreement is made for collateral purposes only. Upon satisfaction in full of the Obligations and termination of the Credit Agreement, subject to any disposition thereof which may have been made by the Assignee, for and on behalf of the Lenders, pursuant hereto or pursuant to any of the other Loan Documents, title to the Patents, Marks, Copyrights and Licenses shall automatically revert to Assignor. The Assignee, for and on behalf of the Lenders shall, at Assignor's expense, execute and deliver to Assignor all termination statements and other instruments as may be necessary or proper to terminate the Assignee's security interest in, and to revest in Assignor all right, title and interest in and to, the Patents, Marks, Copyrights, and Licenses transferred to the Assignee, for and on behalf of the Lenders pursuant to this Agreement, subject to any disposition thereof which may have been made by the Assignee or the Lenders pursuant hereto or pursuant to any of the other Loan Documents. Any such termination statements and instruments shall be without recourse upon or warranty by the Assignee, for and on behalf of the Lenders.

     10. Duties of the Assignor. Assignor shall have the duty, in each case in a manner consistent with reasonably responsible business and legal practices as determined by Assignor, (i) to prosecute diligently any patent application of the Patents, any application respecting the

Marks, and any copyright application of the Copyrights pending as of the date hereof or thereafter, (ii) to make application on unpatented but patentable inventions and on registerable but unregistered trademarks, service marks and copyrights, and (iii) to preserve, maintain and enforce against infringement all rights in patent applications and patents constituting the Patents, in trademark or service mark applications, trademarks, service marks, and trademark or service mark registrations constituting the Marks, and in copyright applications, copyrights and copyright registrations constituting the Copyrights. Any expenses incurred in connection with the foregoing shall be borne by Assignor. Assignor shall not abandon any pending patent application, trademark application, copyright application, service mark application, patent, trademark, service mark or copyright without the written consent of the Assignee, for and on behalf of the Lenders.

     11. Assignee's Right to Sue. From and after the occurrence of an Event of Default, the Assignee, for and on behalf of the Lenders, shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, the Marks, the Copyrights and the Licenses, and any licenses thereunder, and, if the Assignee shall commence any such suit, Assignor shall, at the request of the Assignee, do any and all lawful acts and execute any and all proper documents reasonably requested by the Assignee in aid of such enforcement, and Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all reasonable costs and expenses incurred by the Assignee in the exercise of its rights under this Section 11.

     12. Waivers. No course of dealing between Assignor and the Assignee, for and on behalf of the Lenders, nor any failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the Assignor and the Assignee.

     15. Further Assurances. Assignor shall execute and deliver to the Assignee, for and on behalf of the Lenders, at any time or times hereafter at the request of the Assignee, all papers (including, without limitation, any as may be deemed desirable by the Assignee for filing or recording with any Patent and Trademark Office, and any successor thereto) and take all such actions (including, without limitation, paying the cost of filing or recording any of the foregoing in all public offices reasonably deemed desirable by the Assignee), as the Assignee may request, to evidence the Assignee's interest in the Patents, Marks, Copyrights and Licenses and the goodwill associated therewith and enforce the Assignee's rights under this Agreement.

     16. Cumulative Remedies; Power of Attorney; Effect on Loan Documents. All of the Assignee's rights and remedies with respect to the Patents, Marks, Copyrights and Licenses, whether established hereby, by any of the Loan Documents or otherwise, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. Assignor hereby constitutes and appoints the Assignee as Assignor's true and lawful attorney-in-fact, with full power of substitution in the premises, with power at any time after the occurrence of an Event of Default, to (i) endorse Assignor's name on all applications, documents, papers and instruments determined by the Assignee, for and on behalf of the Lenders, in its sole discretion as necessary or desirable for the Assignee in the use of the Patents, Marks, Copyrights and Licenses, (ii) take any other actions with respect to the Patents, Marks, Copyrights and Licenses as the Assignee deems in good faith to be in the best interest of the Assignee, for and on behalf of the Lenders, (iii) grant or issue any exclusive or non-exclusive license under the Patents, Marks or Copyrights to any Person, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Marks, Copyrights or Licenses to any Person. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated. Assignor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Assignee under the Credit Agreement or any of the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies. The Assignee, for and on behalf of the Lenders shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Marks, Copyrights or Licenses may be enforced. Assignor hereby releases the Assignee and the Lenders from any and all claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Assignees under the powers of attorney granted herein.

     17. Binding Effect; Benefits. This Agreement shall be binding upon the Assignor and its respective successors and assigns and shall inure to the benefit of the Assignee and the Lenders and their respective successors, assigns and nominees.

     18. Governing Law. THIS COLLATERAL PATENT, TRADEMARK, COPYRIGHT AND LICENSE ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK ) AND DECISIONS OF THE STATE OF NEW YORK.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has duly executed this Collateral Patent, Trademark, Copyright and License Agreement as of the date first above written.


                                        MONITRONICS INTERNATIONAL, INC.


                                        By:_____________________________

                                           Name:
                                           Title:

                                   ACCEPTANCE

     The undersigned, as aforesaid, accepts the foregoing Collateral Patent, Trademark, Copyright and License Assignment as of the ______ day of August, 2003.


                                        FLEET NATIONAL BANK, as
                                        Administrative Agent


                                        By:_______________________________
                                           Name:
                                           Title:

                                   SCHEDULE A

                                   SCHEDULE B

                                   SCHEDULE C

                          ANNEX 3 TO SECURITY AGREEMENT

                    FORM OF SUPPLEMENT TO SECURITY AGREEMENT

     Supplement No. __, dated as of ___________ ___, 200_, to the Security Agreement, dated as of August __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Monitronics International, Inc., a Texas corporation (the "Borrower"), the subsidiaries of the Borrower party thereto and Fleet National Bank, as Administrative Agent for the Lenders from time to time party to the credit agreement referred to below (in such capacity, the "Administrative Agent").

     A. Reference is made to the Credit Agreement, dated August __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and Bank of America, N.A., as syndication agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement.

     B. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and otherwise extend credit on behalf of the Borrower. Section 21 of the Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and extensions of credit and as consideration for Loans and extensions of credit previously made.

     Accordingly, the Administrative Agent and the New Grantor agree as follows:

     Section 1. In accordance with Section 21 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

     Section 2. The New Grantor represents and warrants to the Administrative Agent that (a) it has all requisite organizational and other powers and authority to execute, deliver and perform its obligations under this Supplement and this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, (b) set forth on the Schedule attached hereto is a true and complete schedule of all of the information that would have been required to have been delivered by or on behalf of the New Grantor pursuant to the Security Agreement, the Schedules thereto and the Perfection Certificate if the New Grantor had been originally named in the Security Agreement and (c) the representations and warranties made by it as a Grantor under the Security Agreement, including, without limitation, with respect to itself, its operations and its assets and properties, are true and correct on and as of the date hereof based upon the applicable information referred to in clause (b) of this Section.

     Section 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent. Delivery of an executed counterpart of this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

     Section 4. Except as expressly supplemented hereby, the Security Agreement shall remain unchanged and in full force and effect.

     Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

     Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof or thereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth in the Schedule hereto.

     Section 8. The New Grantor agrees to reimburse the Secured Parties for their reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent.

                            [Signature page follows]

     IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                        [Name of New Grantor]


                                        By:_______________________________
                                           Name:
                                           Title:


FLEET NATIONAL BANK, as
Administrative Agent


By:__________________________
   Name:
   Title:

                           SCHEDULE TO THE SUPPLEMENT